Exhibit 10.1


                          SECURITIES PURCHASE AGREEMENT


     Securities Purchase Agreement (this "Agreement"), dated as of March 30, 2005, by and among Provectus Pharmaceuticals, Inc., a Nevada corporation, with headquarters located at 7327 Oak Ridge Highway, Suite A, Knoxville, Tennessee (the "Company"), and each of the purchasers set forth on the signature pages hereto (the "Buyers").

     WHEREAS, the Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

     WHEREAS, the Buyers desire to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement (i) senior secured convertible debentures of the Company, in the form attached hereto as Exhibit "A", in the aggregate principal amount as set forth on the signature pages hereto (together with any debenture(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the "Debentures"), convertible into shares of common stock, $0.001 par value per share, of the Company (the "Common Stock"), upon the terms and subject to the limitations and conditions set forth in such Debentures, (ii) warrants, in the form attached hereto as Exhibit "B-1" to purchase shares of Common Stock (the "Class A Warrants"), and (iii) warrants, in the form attached hereto as Exhibit "B-2" to purchase shares of Common Stock (the "Class B Warrants", which, along with the Class A Warrants are collectively referred to herein as the "Warrants");

     WHEREAS, each Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, such principal amount of Debentures and number of Warrants as is set forth immediately below its name on the signature pages hereto;

     WHEREAS, contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit "C" (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder and applicable state securities laws;

     WHEREAS, contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Security Agreement, in the form attached hereto as Exhibit "D" (the "Security Agreement") pursuant to which the Company has agreed to grant a security interest in the assets of the Company to secure the obligations of the Company to the Buyers;

     WHEREAS, contemporaneous with the execution and delivery of this Agreement, each of Xantech Pharmaceuticals, Inc., a Tennessee corporation, Pure-ific Corporation, a Nevada corporation, Provectus Biotech, Inc., a Tennessee corporation, Provectus Devicetech, Inc., a Tennessee corporation and Provectus Pharmatech, Inc., a Tennessee corporation, (each a "Company Subsidiary" and collectively the "Company Subsidiaries") each a wholly-owned Subsidiary (as defined herein) of the Company, is executing and delivering a Guaranty Agreement, in the form attached hereto as Exhibit "E" (the "Guaranty Agreement"), guaranteeing the obligations of the Company to the Buyers; and

     WHEREAS, contemporaneous with the execution and delivery of this Agreement, each Company Subsidiary and the Buyers are executing and delivering a Security Agreement, in the form attached hereto as Exhibit "F" (the "Subsidiary Security

Agreement"), pursuant to which the Company Subsidiary has agreed to grant a security interest in the assets of the Company Subsidiary to secure the obligations of the Company Subsidiary to the Buyers.

     NOW THEREFORE, the Company and each of the Buyers severally (and not jointly) hereby agree as follows:

     1. Purchase and Sale of Debentures and Warrants.

     a. Purchase of Debentures and Warrants. Subject to the terms and conditions of this Agreement, on the Closing Date (as defined below), the Company shall issue and sell to each Buyer and each Buyer severally agrees to purchase from the Company such principal amount of Debentures and Warrants to purchase such number of shares of Common Stock as is set forth immediately below such Buyer's name on the signature pages hereto.

     b. Form of Payment. On the Closing Date, (i) each Buyer shall pay the purchase price for the Debentures and the Warrants to be issued and sold to it at the Closing (as defined below) (the "Purchase Price") by wire transfer of immediately available funds to the Company, in accordance with the Company's written wiring instructions, against delivery of the Debentures in the principal amount equal to the Purchase Price and the number of Warrants as is set forth immediately below such Buyer's name on the signature pages hereto, and (ii) the Company shall deliver such Debentures and Warrants duly executed on behalf of the Company, to such Buyer, against delivery of such Purchase Price.

     c. Closing Date. Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Sections 5 and 6 below, the date and time of the issuance and sale of the Debentures and the Warrants pursuant to Section 1(a) of this Agreement (the "Closing Date") shall be simultaneous with the execution and delivery of this Agreement by the parties, or such other mutually agreed upon time. The closing of the transactions contemplated by Section 1(a) of this Agreement (the "Closing") shall occur on the Closing Date at such location as may be agreed to by the parties.

     2. Representations and Warranties of Each Buyer. Each Buyer severally (and not jointly) represents and warrants to the Company solely as to such Buyer that:

     a. Investment Purpose. As of the date hereof and the Closing Date the Buyer is purchasing the Debentures and the shares of Common Stock issuable upon conversion of or otherwise pursuant to the Debentures pursuant to this Agreement (the "Conversion Shares") and the Warrants and the shares of Common Stock issuable upon exercise thereof (the "Warrant Shares" and, collectively with the Debentures, Warrants and Conversion Shares, the "Securities") for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

     b. Accredited Investor Status. The Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D (an "Accredited Investor").

     c. Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's

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

compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

     d. Information. The Buyer and its advisors, if any, have been furnished with all information relating to the business, finances and operations of the Company and information relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors; provided, however, that the Buyer is relying on the Company's representation that all such information which would otherwise constitute material nonpublic information has been disclosed to the public prior to or promptly following such disclosure to the Buyer. Neither such inquiries nor any other due diligence investigation conducted by the Buyer or any of its advisors or representatives shall modify, amend or affect the Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Securities involves a significant degree of risk.

     e. Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

     f. Transfer or Re-sale. The Buyer understands that except as provided in the Registration Rights Agreement, the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (i) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (ii) the Buyer shall have delivered to the Company an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be reasonably acceptable to the Company, (iii) the Securities are sold or transferred to an "affiliate" (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) ("Rule 144")) of the Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor, (iv) the Securities are sold pursuant to Rule 144, or (v) the Securities are sold pursuant to Regulation S under the 1933 Act (or a successor rule) ("Regulation S"). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

     g. Legends. The Buyer understands that the Debentures and the Warrants shall bear a restrictive legend in the form as set forth on Exhibit "A" and Exhibits "B-1" and "B-2", respectively. The Buyer understands that, until such time as the resale of the Conversion Shares and the Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Conversion Shares and the Warrant Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates evidencing such Securities):

     "Neither the offer nor sale of the securities represented by this certificate has been registered under the Securities Act of 1933, as amended, (the "Act"). The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under the Act, or an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under the Act or unless sold pursuant to Rule 144 or Regulation S under the Act."

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

     h. Authorization; Enforcement. This Agreement has been duly and validly authorized by, and duly executed and delivered on behalf of, the Buyer, and this Agreement constitutes the valid and binding agreement of the Buyer enforceable in accordance with its terms.

     i. Residency. The Buyer is a resident of the jurisdiction set forth immediately below such Buyer's name on the signature pages hereto.

     3. Representations and Warranties of the Company. Except as set forth in the Company's Disclosure Schedule annexed hereto, the Company represents and warrants to each Buyer that:

     a. Organization and Qualification. The Company and each of its Subsidiaries (as defined below), if any, is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. "Subsidiaries" means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, a majority of the equity or other ownership interest.

     b. Authorization; Enforcement.

     (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement, the
Debentures, the Warrants and the Security Agreement and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof. The execution and delivery of this Agreement, the Registration Rights Agreement, the Debentures, the Warrants and the Security Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Debentures and the Warrants and the issuance and reservation for issuance of the Conversion Shares and Warrant Shares issuable upon conversion or exercise thereof) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required. This Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly. This Agreement constitutes, and upon execution and delivery by the Company of the Registration Rights Agreement, the Debentures, the Warrants and the Security Agreement each of such instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

     (ii) Each Company Subsidiary has all requisite corporate power and authority to enter into and perform the Guaranty Agreement and the Subsidiary Security Agreement, and to consummate the transactions contemplated hereby and thereby. The execution and delivery of the Guaranty Agreement and the Subsidiary

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

Security Agreement by each Company Subsidiary and the consummation by it of the transactions contemplated thereby have been duly authorized by such Company Subsidiary's Board of Directors and no further consent or authorization of such Company Subsidiary, its Board of Directors, or its stockholders is required. This Agreement has been duly executed and delivered by each Company Subsidiary by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company Subsidiary accordingly. This Agreement constitutes, and upon execution and delivery by a Company Subsidiary of the Guaranty Agreement and the Subsidiary Security Agreement, will constitute, a legal, valid and binding obligation of such Company Subsidiary enforceable against such Company Subsidiary in accordance with its terms.

     c. Capitalization. The authorized capital stock of the Company is set forth in the Company's Disclosure Schedule. The number of shares of Common Stock issued and outstanding and the number of shares reserved for issuance pursuant to securities (other than the Debentures and the Warrants) exercisable for, or convertible into or exchangeable for shares of Common Stock are set forth in the Company's Disclosure Schedule. The classes and series of preferred stock designated and the number of such shares issued and outstanding are set forth in the Company's Disclosure Schedule. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. As of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except the Registration Rights Agreement) and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Debentures, the Warrants, the Conversion Shares or the Warrant Shares.

     d. Issuance of Shares. The Conversion Shares and Warrant Shares are duly authorized and reserved for issuance and, upon conversion of the Debentures and exercise of the Warrants in accordance with their respective terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof.

     e. Acknowledgment of Dilution. The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Conversion Shares and Warrant Shares upon conversion of the Debentures or exercise of the Warrants. The Company further acknowledges that its obligation to issue Conversion Shares and Warrant Shares upon conversion of the Debentures or exercise of the Warrants in accordance with this Agreement, the Debentures and the Warrants is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

     f. No Conflicts. The execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Security Agreement, the Debentures and the Warrants by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares and Warrant Shares), and the execution, delivery and performance of the Guaranty Agreement and the Subsidiary Security Agreement by each Company Subsidiary and the

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consummation  by  each  Company  Subsidiary  of  the  transactions  contemplated thereby, will not (i) conflict with or result in a violation of any provision of
the   certificate  of   incorporation,   as  amended,   (the   "Certificate   of
Incorporation") of the Company or any of its Subsidiaries or the by-laws, as amended, (the "By-laws") of the Company or any of its Subsidiaries, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is
bound  or  affected   (except  for  such  conflicts,   defaults,   terminations,
amendments,   accelerations,   cancellations   and   violations  as  would  not,
individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of
termination,   amendment,   acceleration  or  cancellation  of,  any  agreement,
indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries, if any, are not being conducted in violation of any law, ordinance or regulation of any governmental entity material to the business of the Company and its Subsidiaries. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, neither the Company nor any Company Subsidiary is required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party in order for (i) the Company to execute, deliver or perform any of its obligations under this Agreement, the Registration Rights Agreement, the Security Agreement, the Debentures or the Warrants in accordance with the terms hereof or thereof or to issue and sell the Debentures and the Warrants in accordance with the terms hereof and to issue the Conversion Shares upon conversion of the Debentures and the Warrant Shares upon exercise of the Warrants, or (ii) any Company Subsidiary to execute, deliver or perform the Guaranty or the Subsidiary Security Agreement in accordance with the terms thereof. All consents, authorizations, orders, filings and registrations which either the Company or any Company Subsidiary is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of the Over-the-Counter Bulletin Board (the "OTCBB") and does not reasonably anticipate that the Common Stock will be delisted by the OTCBB in the foreseeable future. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

     g. SEC Documents; Financial Statements. The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has made available to each Buyer true and complete copies of the SEC Documents, except for such exhibits and

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incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC (when read together with any subsequent amendments), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, of the type customarily reflected on financial statements and the notes thereto, other than (i) liabilities incurred in the ordinary course of business subsequent to December 31, 2003 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

     h. Absence of Certain Changes. Since December 31, 2003, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations or prospects of the Company or any of its Subsidiaries.

     i. Absence of Litigation. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of any executive officer of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

     j. Patents, Copyrights, etc.

     (i) The Company and each of its Subsidiaries owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights ("Intellectual Property") necessary to enable it to conduct its business as now operated (and, to the Company's knowledge, as presently contemplated to be operated in the future); there is no claim or action by any person pertaining to, or proceeding pending, or to the knowledge of any executive officer of the Company or any of its Subsidiaries threatened, which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, to the knowledge of any executive officer of the Company or any of its Subsidiaries, as presently contemplated to be operated in the future); to the knowledge of any executive officer of the Company or any of its Subsidiaries, neither the Company's nor its Subsidiaries' current and intended products, services and processes infringe on any
Intellectual Property or other rights held by any person; and no executive officer of the Company or any of its Subsidiaries has knowledge of any facts or circumstances which might give rise to any of the foregoing.

     (ii) Neither the Company nor any of its Subsidiaries owns or possesses any Copyrights, Patents, or Trademarks, each as defined herein. "Copyrights" shall mean all copyrights, registrations and applications for registration, issued or filed, including any reissues, extensions or renewals thereof, by or with the United States Copyright Office or any similar office or agency of the United States, any state thereof, or any other country or political subdivision thereof, or otherwise, including, all rights in and to the material constituting the subject matter thereof. "Patents" shall mean all letters patent of the United States or any other country or any political subdivision thereof, and all reissues and extensions thereof or all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof or any other country or any political subdivision. "Trademarks" shall mean all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, embodied in any registration or recording, or any application in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision, thereof.

     k. No Materially Adverse Contracts, Etc. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company's officers has or is expected to have a Material Adverse Effect.

     l. Tax Status. The Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and none of the executive officers of the Company or any of its Subsidiaries know of any basis for any such claim. Neither the Company nor any of its Subsidiaries has executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. None of the Company's tax returns is presently being audited by any taxing authority.

     m. Certain Transactions. Except for arm's length transactions pursuant to which the Company or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Company or any of its Subsidiaries could obtain from third parties, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of any executive officer of the Company or any of its Subsidiaries, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     n. Permits; Compliance. The Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the "Company Permits"), and there is no action pending or, to the knowledge of any executive officer of the Company or any of its Subsidiaries, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since December 31, 2003, neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

     o. Environmental Matters. There are, with respect to the Company or any of its Subsidiaries, no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and
Liability Act of 1980 or similar federal, state, local or foreign laws and neither the Company nor any of its Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to the knowledge of any executive officer of the Company or any of its Subsidiaries, threatened in connection with any of the foregoing. The term "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder. Other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company or any of its Subsidiaries, and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or any of its Subsidiaries during the period the property was owned, leased or used by the Company or any of its Subsidiaries, except in the normal course of the Company's or any of its Subsidiaries' business. There are no underground storage tanks on or under any real property owned, leased or used by the Company or any of its Subsidiaries that are not in compliance with applicable law.

     p. Title to Property. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as would not have a Material Adverse Effect. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect.

     q. Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. No executive officer of the Company or any of its Subsidiaries has any reason to believe that the Company and its Subsidiaries will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue such businesses at a cost that would not have a Material Adverse Effect.

     r. Internal Accounting Controls. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has adopted and implemented written procedures of internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act and the rules and regulations thereunder.

     s. Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any current director or officer, nor, to the knowledge of any executive officer of the Company or any of its Subsidiaries, any past director, past officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company or any of its Subsidiaries, (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt
Practices Act of 1977, as amended; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

     t. Solvency. The Company (after giving effect to the transactions contemplated by this Agreement) is solvent (i.e., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured). The Company (after giving effect to the transactions contemplated by this Agreement) has the ability to pay its debts from time to time incurred in connection therewith as such debts mature.

     u. No Investment Company. The Company is not, and upon the issuance and sale of the Securities as contemplated by this Agreement will not be an "investment company" as defined under the Investment Company Act of 1940 (an "Investment Company"). The Company is not controlled by an Investment Company.

     v. Acknowledgment Regarding Buyers' Purchase of Securities. The Company acknowledges and agrees that the Buyers are acting solely in the capacity of arm's length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by any Buyer or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to such Buyer's purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

     w. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyers. The issuance of the Securities to the Buyers will not be integrated with any other issuance of the Company's securities (past, current or future) for purposes of any stockholder approval provisions applicable to the Company or its securities.

     x. No Brokers. Except as provided in Section 4(e), the Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

     y. Registration Rights. Except pursuant to the Registration Rights Agreement, neither the Company nor any Subsidiary is currently subject to any agreement providing any person or entity any rights (including piggyback registration rights) to have any securities of the Company or any Subsidiary registered under the 1933 Act or registered or qualified with any other governmental authority.

     z. General Solicitation. Neither the Company nor any other person or entity authorized by the Company to act on its behalf has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the 1933 Act) of investors with respect to offers or sales of the Debentures or the Warrants.

     aa. Exchange Act Registration.  The Common Stock is registered  pursuant to
Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which, to the knowledge of the executive officers of the Company, is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act.

     bb. Application of Takeover Protections. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Buyers as a result of the Buyers and the Company fulfilling their obligations or exercising their rights under this Agreement, the Debentures, the Warrants, and the other documents entered into in connection with this Agreement, including without limitation as a result of the Company's issuance of the Securities and the Buyers' ownership of the Securities.

     cc. Disclosure. All information relating to or concerning the Company or any of its Subsidiaries set forth in this Agreement and provided to the Buyers in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

     4. Covenants.

     a. Best Efforts. The parties shall use their best efforts to satisfy timely each of the conditions described in Sections 5 and 6 of this Agreement.

     b. Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Buyers at the applicable closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to each Buyer on or prior to the Closing Date.

     c. Use of Proceeds. The Company shall use the proceeds from the sale of the Debentures and the Warrants as set forth in the Company's Disclosure Schedule. The Company shall not, directly or indirectly, use the proceeds from the sale of the Debentures and the Warrants for any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with its currently existing direct or indirect Subsidiaries).

     d. Legal Expenses. The Company shall reimburse, or pay directly, at the Closing counsels' fees of one firm designated by DCOFI Master LDC (the "Lead Buyer") incurred in connection with the negotiation, preparation, and closing of this Agreement and the other agreements to be executed in connection herewith (the "Documents"), which such fees shall not exceed Twenty-Five Thousand Dollars ($25,000), and such counsels' reasonable out of pocket expenses. When requested by the Lead Buyer the Company shall pay these fees directly, otherwise the Company must make immediate payment for reimbursement to the Lead Buyer for such fees and expenses immediately upon written notice by the Lead Buyer or the submission of an invoice by the Lead Buyer. If the Company fails to reimburse the Lead Buyer in full within three (3) business days of the written notice or submission of invoice by the Lead Buyer, the Company shall pay interest on the total amount of fees to be reimbursed at a rate of eighteen percent (18%) per annum. If the Lead Buyer shall employ counsel for advice or other representation or shall incur legal or other costs and expenses in connection with (i) any amendment or modification of and of the Documents, or (ii) any litigation, contest, dispute, suit, proceeding or action instituted by the Buyers or any of them, in respect to the enforcement of the Buyers' rights under this Agreement and the other Documents, then, and in any such event, the counsel fees arising from such services and all expenses, costs, charges and other fees of such counsel incurred in connection with or related to any of the events or actions described above shall be payable by the Company.

     e. Structure and Due Diligence Fee. The Company shall pay DC Asset Management LLC (i) a non-refundable fee for structuring the transactions contemplated hereby in the amount of One Hundred Thousand Dollars ($100,000), of which such amount shall be paid not later than the Closing Date, and (ii) a non-refundable due diligence fee in the amount of Fifteen Thousand Dollars ($15,000), of which such amount shall be paid not later than the Closing Date. The balance of the structuring fee and the due diligence fee may be paid of the proceeds of the transactions contemplated hereby.

     f. Financial Information. The Company agrees to send, or make available on EDGAR, the following reports to each Buyer until such Buyer transfers, assigns, or sells all of the Securities: (i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-KSB, its Quarterly Reports on Form 10-QSB and any Current Reports on Form 8-K; (ii) within one (1) day after release, copies of all press releases issued by the Company or any of its Subsidiaries; and (iii) contemporaneously with the making available or giving to the shareholders of the Company, copies of any notices or other information the Company makes available or gives to such shareholders.

     g. Authorization and Reservation of Shares. The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion or exercise of the outstanding Debentures and Warrants and issuance of the Conversion Shares and Warrant Shares in connection therewith (based on the Conversion Price of the Debentures or Exercise Price of the Warrants in effect from time to time) and as otherwise required by the Debentures or the Warrants. Except in the case of combinations of Common Stock (by any reverse stock split, recapitalization, reorganization, reclassification or otherwise), the Company shall not reduce the number of shares of Common Stock reserved for issuance upon conversion of Debentures and exercise of the Warrants without the consent of each Buyer. The Company shall at all times maintain the number of shares of Common Stock so reserved for issuance at an amount (the "Reserved Amount") equal to no less than the number of shares of Common Stock that is then actually issuable upon full conversion of the Debentures and upon exercise of the Warrants (based on the Conversion Price of the Debentures or the Exercise Price of the Warrants in effect from time to time).

     h. Listing. The Company shall promptly secure the listing of the Conversion Shares and Warrant Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and, so long as any Debentures or Warrants are outstanding, shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all the Conversion Shares and the Warrant Shares from time to time issuable upon conversion of the Debentures or exercise of the Warrants. The Company will obtain and, so long as any Debentures or Warrants are outstanding, maintain the listing and trading of its Common Stock on the OTCBB or any equivalent replacement exchange, the Nasdaq National Market ("Nasdaq"), the Nasdaq SmallCap Market ("Nasdaq SmallCap"), the New York Stock Exchange ("NYSE"), or the American Stock Exchange ("AMEX") and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable. The Company shall promptly provide to each Buyer copies of any notices it receives from the OTCBB and any other exchanges or quotation systems on which the Common Stock is then listed regarding the continued eligibility of the Common Stock for listing on such exchanges and quotation systems.

     i. Corporate Existence. So long as any Debentures or Warrants are outstanding, each of the Company and each of its Subsidiaries shall maintain its corporate existence and shall not sell all or substantially all of its assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets, where the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on the Nasdaq, Nasdaq SmallCap, NYSE or AMEX.

     j. No Integration. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933 Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

     k. Additional Issuances; Registration Statements. Until the Company has filed with the SEC a Registration Statement (the "Registration Statement") registering the resale of the Registrable Securities (as such terms are defined in the Registration Rights Agreement) in accordance with the Registration Rights Agreement, and such Registration Statement has been declared effective by the SEC, the Company shall not (i) issue any of its Common Stock, nor issue any other security convertible or exchangeable for, or exercisable into, Common Stock, nor enter into any agreement to do any of the foregoing, except for issuances of capital stock upon exercise or conversion of securities outstanding as of the date of this Agreement, or (ii) file with the SEC any registration statement under 1933 Act (other than as required under the Registration Rights Agreement).

     l. Variable Priced Securities. For so long as any Debentures or Warrants are outstanding, the Company will not enter into any equity line of credit or similar agreement, nor issue or agree to issue any floating or variable priced equity linked instruments nor any of the foregoing or equity with price reset rights.

     m. Reporting Company. So long as any Debentures or Warrants are outstanding, the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate, or take any action that would result in the termination of, the registration of its Common Stock under Section 12 of the 1934 Act or otherwise terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

     n. No Shorting. Each Buyer, individually and not jointly, agrees that, so long as any of the Debentures remain outstanding, such Buyer will not enter into or effect any "short sale" (as such term is defined in Rule 3b-3 of the 1934
Act) of the Common Stock. For purposes of clarification only, the Company hereby specifically acknowledges that at any time any Buyer delivers a Notice of Conversion (in accordance with such Buyer's Debenture) or an Exercise Agreement (in accordance with such Buyer's Warrant), such Buyer (i) shall be deemed to be the owner of the shares of Common Stock underlying the amount so converted or exercised, and (ii) may sell up to such number of shares of Common Stock at any time thereafter and shall not be deemed to be engaged in a "short sale" in violation of this Section 4(n).

     o. Inclusion of Securities in Registration Statement. The Company shall not include for registration in the Registration Statement the sale or resale of any additional securities other than as listed in the Company's Disclosure Schedule.

     p. Standstill Agreements; Transfer Agent Instructions. The Company shall not waive, modify or release (i) any person who is subject to a Standstill Agreement, as such is required to be executed and delivered under Section 6(m) hereof, except in accordance with the terms thereof, or (ii) the Transfer Agent Instruction as such is required to be executed and delivered under Section 6(l) hereof, except in accordance with the terms thereof.

     q. Patent Assignments. As soon as practicable, but not later than April 29, 2005, the Company shall, and shall cause Xantech Pharmaceuticals, Inc. and each other applicable subsidiary of the Company to, (i) file such notices and assignments with the United States Patent and Trademark Office ("USPTO") to correct the name(s) of the assignee of all patents (whether letter patents, design patents, utility patents or otherwise) and pending applications thereof (the "Patents") currently under the name Photogen, Inc., to its successor name Xantech Pharmaceuticals, Inc., and (ii) simultaneously file with the USPTO assignments for security for such Patents as necessary or desirable, in the opinion of the Lead Buyer, to perfect the security interest granted in favor of the Buyers (as required and described in the Security Agreement and the respective Subsidiary Security Agreements) in and to such Patents, in each case, as subject to the approval of the Lead Buyer.

     5. Conditions to the Company's Obligation to Sell. The obligation of the Company hereunder to issue and sell the Debentures and the Warrants to a Buyer at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

     a.  The  applicable   Buyer  shall  have  executed  this   Agreement,   the
Registration Rights Agreement, the Security Agreement and the Subsidiary Security Agreement and delivered the same to the Company.

     b. The applicable Buyer shall have delivered the Purchase Price in accordance with Section 1(b) above.

     c. The representations and warranties of the applicable Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the applicable Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Buyer at or prior to the Closing Date.

     d. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

     6. Conditions to Each Buyer's Obligation to Purchase. The obligation of each Buyer hereunder to purchase the Debentures and the Warrants at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for such Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion:

     a. The Company shall have executed this Agreement, the Registration Rights Agreement and the Security Agreement and delivered the same to such Buyer.

     b. Each Company Subsidiary shall have executed the Guaranty Agreement and the Subsidiary Security Agreement and delivered the same to such Buyer.

     c. The Company shall have delivered to such Buyer duly executed Debentures (in such denominations as such Buyer shall request) and Warrants in accordance with Section 1(a) above.

     d. The representations and warranties of the Company shall be true and correct in all material respects (provided, however, that such qualification shall only apply to representations or warranties not otherwise qualified by materiality) as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate or certificates, executed by the principal executive officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer including, but not limited to certificates with respect to the Company's and each Company Subsidiary's Certificate of Incorporation, By-laws and Board of Directors' resolutions relating to the transactions contemplated hereby.

     e. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

     f. No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on the Company.

     g. The Conversion Shares and Warrant Shares shall have been authorized for quotation on the OTCBB and trading in the Common Stock on the OTCBB shall not have been suspended by the SEC or the OTCBB.

     h. The Buyer shall have received an opinion of the Company's counsel, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to such Buyer and in substantially the same form as Exhibit "G" attached hereto.

     i. A minimum of $3,000,000 (and a maximum of $3,500,000) in principal amount of the Debentures shall be issued at the Closing in consideration of the payment of cash.

     j. The Company shall have received an executed payoff letter from Cornell Capital Partners, L.P. (the "Lender"), in form and substance satisfactory to the Buyers, relating to the payment of the Company's indebtedness to the Lender, and the release of the Lender's liens on the Company's and any Subsidiaries' assets.

     k. Gryffindor Capital Partners I LLC (the "Senior Lender"), the Company and each Buyer shall have executed and delivered the Inter-Creditor Agreement in form of which is annexed hereto as Exhibit "H".

     l. The Company shall execute and deliver to its transfer agent, and such transfer agent shall execute and acknowledge, the Transfer Agent Instruction letter, (the "Transfer Agent Instruction") in form of which is annexed hereto as Exhibit "I".

     m. Each of the persons listed on Schedule 6(m) in the Company's Disclosure Schedule shall execute and deliver to the Company, and the Company shall execute and deliver to each such person, a Limited Standstill Agreement (the "Standstill Agreement") in form of which is annexed hereto as Exhibit "J".

     7. Right of First Offer.

     a. General. Subject to the terms and conditions specified in this Section 7, and applicable securities laws, in the event the Company proposes to offer or sell any New Securities (as defined herein) after the date of this Agreement, the Company shall make an offering of such New Securities to each Buyer in accordance with the following provisions of this Section 7(a). Each Buyer shall be entitled to apportion the right of first offer hereby granted it among itself and its partners, members and affiliates in such proportions as it deems appropriate.

     (i) The Company shall deliver a notice, in accordance with the provisions of Section 9(f) hereof (the "Offer Notice"), to each Buyer stating (A) its bona fide intention to offer such New Securities, (B) the number of such New Securities to be offered, and (C) the price and terms, if any, upon which it proposes to offer such New Securities.

     (ii) By written notification received by the Company, within twenty (20) calendar days after dissemination of the Offer Notice, each Buyer may elect to purchase or obtain, at the price and on the terms specified in the Offer Notice, up to fifty percent (50%) of that portion of such New Securities which equals the proportion of such Buyer's original Purchase Price under Section 1(b) divided by the aggregate of all Buyers' original Purchase Price under Section 1(b).. The Company shall promptly, in writing, inform each Buyer that elects to purchase all the New Securities available to it (each, a "Fully-Exercising Investor") of any other Buyer's failure to do likewise. During the seven (7) day period commencing after receipt of such information, each Fully-Exercising Investor shall be entitled to purchase that portion of the New Securities for which Buyers were entitled to subscribe but which were not subscribed for by the Buyers which is equal to the proportion that the number of New Securities that such Fully-Exercising Investor was initially entitled to purchase pursuant to this Section 7 bears to the total number of New Securities that all Fully-Exercising Investors who wish to purchase such unsubscribed New Securities were initially entitled to purchase pursuant to this Section 7.

     (iii) If all New Securities referred to in the Offer Notice and available for purchase by the Buyers in accordance with 7(a)(ii) are not elected to be purchased or obtained as provided in Section 7(a)(ii) hereof, the Company may, during the one hundred twenty (120) day period following the expiration of the seven (7) day period (or the twenty (20) day period if there are no Fully-Exercising Investors) provided in Section 7(a)(ii) hereof, offer both (A) the remaining unsubscribed portion of such New Securities which were available for purchase by the Buyers in accordance with Section 7(a)(ii) and (B) any New Securities in excess of the Buyers' aggregate proportionate share of such New Securities (as determined in accordance with Section 7(a)(ii)), to any person or persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into a definitive agreement for the sale of the New Securities within such period, or if such definitive agreement is not consummated within seventy-five
(75) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless the Buyers' proportionate share of such New Securities is first reoffered to the Buyers in accordance with this Section 7.

     b. Exempt Issuances. The right of first offer in this Section 7 shall not be applicable to: (i) the issuance of shares of Common Stock (as well as the grant of options to purchase Common Stock) to employees or directors of, or consultants to, the Company or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by the Board of Directors of the Company; (ii) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities outstanding on the date hereof; (iii) securities issued in connection with any stock split or stock dividend of the Company; (iv) the issuance of shares of Common Stock (as well as the grant or issuance of options or securities convertible or exchangeable into or exercisable for Common Stock) to banks, equipment lessors or other financial institutions, or to real property lessors, pursuant to a debt financing, equipment leasing or real property leasing transaction approved by the Board of Directors of the Company;
(v) the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise; and (vi) the issuance of shares of Common Stock (as well as the issuance of securities convertible or exchangeable into or exercisable for Common Stock) in connection with other strategic alliances approved by the Board of Directors.

     c. Assignment. A Buyer may transfer or assign, in whole or from time to time in part, to one or more Persons its rights under this Section 7 in connection with the transfer of Debentures or Warrants or otherwise by such Buyer to such Person, provided that such Person complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected.

     d. Termination. The provisions of this Section 7 and the Company's obligation to give any Offer Notice shall terminate one (1) year after the earlier of (i) the date the Registration Statement required to be filed under
Section 2(a)(i) of the Registration Rights Agreement is declared effective by the SEC or (ii) the date when all of the Registrable Securities (as defined in the Registration Rights Agreement) may be resold pursuant to Rule 144(k) or any other rule of similar effect; provided, however, rights shall survive with respect to any Offer Notice outstanding prior to such termination.

     e. Definitions. The term "New Securities" shall mean equity securities of the Company, whether now authorized or not, or rights, options, or warrants to purchase said equity securities, or securities of any type whatsoever that are, or may become, convertible into or exchangeable into or exercisable for said equity securities.

     8. Indemnification.

     a. Survival. All representations, warranties and covenants in this Agreement and the Disclosure Schedule will survive the Closing. The right to indemnification, payment of Damages (as defined below) or other remedy based on such representations, warranties and covenants will not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty or covenant. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant, shall not affect the right to indemnification, payment of Damages, or other remedy based on such representations, warranties and covenants.

     b. Indemnification. The Company will indemnify and hold harmless the Buyers, each of their officers, partners, managers, and all persons who control (as such term is defined under the 1933 Act or the 1934 Act) such Buyer (each an "Indemnified Party" and collectively the "Indemnified Parties"), and will pay to the Indemnified Parties the amount of, any loss, liability, claim, damage, expense, including costs of investigation and defense and reasonable attorneys' fees, (collectively, "Damages") arising, directly or indirectly, from or in connection with (i) any breach of any representation or warranty made by the Company in this Agreement or the Disclosure Schedule, the Debentures, the Warrants, the Registration Rights Agreement or the Security Agreement, (ii) any breach by the Company of any covenant or obligation of the Company in this Agreement, the Debentures, the Warrants, the Registration Rights Agreement or the Security Agreement, or (iii) any breach ore any representation or warranty made by the Subsidiary in the Guaranty Agreement or the Subsidiary Security Agreement, or (iv) any breach of by the Subsidiary of any covenant or obligation of the Subsidiary under the Guaranty Agreement or the Subsidiary Security Agreement.

     c. Time Limitations. The Company shall have no liability (for indemnification or otherwise) with respect to any breach of any representation or warranty, unless on or before the date three (3) years from the Closing Date, an Indemnified Party notifies the Company of a claim specifying the factual basis of that claim in reasonable detail to the extent then known by such Indemnified Party.

     d. Procedure for Indemnification. If a claim is to be made against the Company under Section 8(b), the Indemnified Party shall give notice to the Company of such claim. In the event that the Company objects in writing to any claim for Damages, the Indemnified Party and the Company shall attempt in good faith to resolve the dispute. The remedies provided in this Section 8 will not be exclusive of or limit any other remedies that may be available to the Buyers. When determining Damages under this Section 8, all materiality qualifiers will be disregarded.

     9. Governing Law; Miscellaneous.

     a. Governing Law. This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such state, without regard to the principles of conflict of laws. The parties hereto hereby submit to the exclusive jurisdiction of the United States federal courts and New York state courts located in New York, New York with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby. The parties irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. The parties further agree that service of process upon a party mailed by first class mail shall be deemed in every respect effective service of process upon the party in any such suit or proceeding. Nothing herein shall affect any party's right to serve process in any other manner permitted by law. The parties agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner. The party which does not prevail in any dispute arising under this Agreement shall be responsible for all fees and expenses, including attorneys' fees, incurred by the prevailing party in connection with such dispute.

     b. Counterparts; Signatures by Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

     c. Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

     d. Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

     e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

     f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

                           If to the Company:

                           Provectus Pharmaceuticals, Inc.
                           7327 Oak Ridge Highway, Suite A
                           Knoxville, TN 37931
                           Attn: Dr. Timothy C. Scott, President
                           Telephone: (865) 769-4011
                           Facsimile: (865) 769-4013

                           With copy to:

                           Baker Donelson Bearman Caldwell & Berkowitz, PC 207 Mockingbird Lane
                           Johnson City, TN  37604
                           Attention: Linda M. Crouch, Esq.
                           Telephone: (423) 928-0181
                           Facsimile: (423) 928-5694

     If to a Buyer: To the address set forth immediately below such Buyer's name on the signature pages hereto.

                           With copy to:

                           Tarter Krinsky & Drogin LLP
                           470 Park Avenue South, 14th Floor
                           New York, New York 10016
                           Attention:  James G. Smith, Esq.
                           Telephone: (212) 481-8585
                           Facsimile: (212) 481-9062

     Each party shall provide notice to all of the other parties of any change in address.

     g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, subject to Section 2(f), any Buyer may assign its rights hereunder to any person that purchases Securities in a private transaction from a Buyer or to any of its "affiliates," as that term is defined under the 1934 Act, without the consent of the Company.

     h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     i. Publicity. The Company and each of the Buyers shall have the right to review a reasonable period of time before issuance of any press releases, SEC, OTCBB (or other applicable trading market) or NASD filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any of the Buyers, to make any press release or SEC, OTCBB (or other applicable trading market) or NASD filings with respect to such transactions as is required by applicable law and regulations (although each of the Buyers shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof and be given an opportunity to comment thereon). Subject to the foregoing, the Company shall file with the SEC a Form 8-K within four (4) business days of the Closing Date disclosing this transaction.

     j. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     k. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     l. Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that the Buyers shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the liquidated damages herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

     m. Nonliability of the Buyers. The relationship between the Company and the Buyers is, and shall at all times remain, solely that of the Company with a purchaser of its securities. The Buyers neither undertake nor assume any responsibility or duty to the Company to review, inspect, supervise, pass judgment upon, or inform the Company of any matter in connection with any phase of the Company's business, operations, or condition, financial or otherwise. The Company shall rely entirely upon its own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment, or information supplied to the Company by the Buyers, or any representative or agent of the Buyers, in connection with any such matter is for the protection of the Buyers, and neither the Company nor any third party is entitled to rely thereon.

     n. Obligations Several Not Joint. The obligations of each Buyer under this Agreement are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under this Agreement. Nothing contained herein, and no action taken by any Buyer pursuant hereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Buyer shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose. Each Buyer has been represented by, or has had the opportunity to be represented by, its own separate legal counsel in its review and negotiation of this Agreement, the Debentures, the Warrants, the Registration Rights Agreement, the Security Agreement, the Guaranty Agreement, the Subsidiary Security Agreement and any other documents contemplated by any of the foregoing (collectively, the "Transaction Documents"). For reasons of administrative convenience only, the Buyers and their respective counsel have chosen to communicate with the Company through the law firm of Tarter Krinsky & Drogin LLP ("TKD"). TKD does not represent all of the Buyers but only DCOFI Master LDC. The Company has elected to provide all the Buyers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Buyers.

                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Agreement to be duly executed as of the date first above written.

COMPANY:

PROVECTUS PHARMACEUTICALS, INC.


By: /s/ Dr. Timothy C. Scott
   -------------------------------
Dr. Timothy C. Scott
President

                     [signature page continues on next page]

BUYERS:

DCOFI MASTER LDC


By:      /s/ Jeffrey M. Haas
         --------------------------------------

Name:    Jeffrey M. Haas

Title:
         ---------------------------------------


JURISDICTION:     Cayman Islands
ADDRESS:          830 3rd Avenue, 14th Floor
                  New York, NY 10022
                  Facsimile: 212-581-7010
                  Telephone: 212-922-2090

AGGREGATE SUBSCRIPTION AMOUNT:
    Purchase Price:                                                                         $  1,000,000

    Principal Amount of Debentures: Equal to Buyer's Purchase Price                         $  1,000,000
    Number of Class A Warrants: Equal to such Purchase Price divided by $0.75                  1,333,333
    Number of Class B Warrants: Equal to the Number of
              Class A Warrants multiplied by 70%                                                 933,333


                     [signature page continues on next page]

ALPHA CAPITAL AKTIENGESELLSCHAFT


By:      /s/ Konard Ackerman
         --------------------------
Name:    Konard Ackerman
         --------------------------

Title:
         --------------------------


JURISDICTION:     ________________________
ADDRESS:          Pradafant 7
                  9490 Furstentums
                  Vaduz, Lichtenstein
                  Fax: 011-42-32323196

                  Phone: ________________


AGGREGATE SUBSCRIPTION AMOUNT:
         Purchase Price:                                                                         $  500,000

         Principal Amount of Debentures: Equal to Buyer's Purchase Price                         $  500,000
         Number of Class A Warrants: Equal to such Purchase Price divided by $0.75                  666,667
         Number of Class B Warrants: Equal to the Number of
                   Class A Warrants multiplied by 70%                                               466,667


                     [signature page continues on next page]

/s/ Jeffrey M. Haas
-----------------------------------------------
(name of Buyer)


By:      Jeffrey M. Haas
         --------------------------------------

Name:
         --------------------------------------

Title:
         --------------------------------------


JURISDICTION:
             -------------------------------

ADDRESS:
             -------------------------------

             -------------------------------

             -------------------------------

                  Phone:
                        --------------------

                  Fax:
                        -------------------

AGGREGATE SUBSCRIPTION AMOUNT:
         Purchase Price:                                                                         $  1,000,000

         Principal Amount of Debentures: Equal to Buyer's Purchase Price                         $  1,000,000
         Number of Class A Warrants: Equal to such Purchase Price divided by $0.75                  1,333,333
         Number of Class B Warrants: Equal to the Number of
                   Class A Warrants multiplied by 70%                                                 933,333

/s/ Evan Schemenauer
-----------------------------------------------
(name of Buyer)

By:      Evan Schemenauer
         --------------------------------------

Name:
         --------------------------------------

Title:
         --------------------------------------


JURISDICTION:
             -------------------------------

ADDRESS:
             -------------------------------

             -------------------------------

             -------------------------------

                  Phone:
                        --------------------

                  Fax:
                        -------------------

AGGREGATE SUBSCRIPTION AMOUNT:
         Purchase Price:                                                                         $   150,000

         Principal Amount of Debentures: Equal to Buyer's Purchase Price                         $   150,000
         Number of Class A Warrants: Equal to such Purchase Price divided by $0.75                   200,000
         Number of Class B Warrants: Equal to the Number of
                   Class A Warrants multiplied by 70%                                                140,000

/s/ Donald Adams
-----------------------------------------------
(name of Buyer)

By:      Donald Adams
         --------------------------------------

Name:
         --------------------------------------

Title:
         --------------------------------------


JURISDICTION:
             -------------------------------

ADDRESS:
             -------------------------------

             -------------------------------

             -------------------------------

                  Phone:
                        --------------------

                  Fax:
                        -------------------

AGGREGATE SUBSCRIPTION AMOUNT:
         Purchase Price:                                                                         $    450,000

         Principal Amount of Debentures: Equal to Buyer's Purchase Price                         $    450,000
         Number of Class A Warrants: Equal to such Purchase Price divided by $0.75                    533,333
         Number of Class B Warrants: Equal to the Number of
                   Class A Warrants multiplied by 70%                                                 373,333

/s/ Peter K. Sivaslian
-----------------------------------------------
(name of Buyer)


By:      Peter K. Sivaslian
         --------------------------------------

Name:
         --------------------------------------

Title:
         --------------------------------------


JURISDICTION:
             -------------------------------

ADDRESS:
             -------------------------------

             -------------------------------

             -------------------------------

                  Phone:
                        --------------------

                  Fax:
                        -------------------


AGGREGATE SUBSCRIPTION AMOUNT:
         Purchase Price:
     BUYERS (continued):

/s/ Peter K. Sivaslian
-----------------------------------------------
(name of Buyer)


By:      Peter K. Sivaslian
         --------------------------------------

Name:
         --------------------------------------

Title:
         --------------------------------------


JURISDICTION:
             -------------------------------

ADDRESS:
             -------------------------------

             -------------------------------

             -------------------------------

                  Phone:
                        --------------------

                  Fax:
                        -------------------

AGGREGATE SUBSCRIPTION AMOUNT:
         Purchase Price:                                                                         $  50,000

         Principal Amount of Debentures: Equal to Buyer's Purchase Price                         $  50,000
         Number of Class A Warrants: Equal to such Purchase Price divided by $0.75                  66,667
         Number of Class B Warrants: Equal to the Number of
                   Class A Warrants multiplied by 70%                                               46,667

/s/ Stephen Ross
-----------------------------------------------
(name of Buyer)


By:      Stephen Ross
         --------------------------------------

Name:
         --------------------------------------

Title:
         --------------------------------------


JURISDICTION:
             -------------------------------

ADDRESS:
             -------------------------------

             -------------------------------

             -------------------------------

                  Phone:
                        --------------------

                  Fax:
                        -------------------

AGGREGATE SUBSCRIPTION AMOUNT:
         Purchase Price:                                                                         $  50,000

         Principal Amount of Debentures: Equal to Buyer's Purchase Price                         $  50,000
         Number of Class A Warrants: Equal to such Purchase Price divided by $0.75                  66,667
         Number of Class B Warrants: Equal to the Number of
                   Class A Warrants multiplied by 70%                                               46,667

                                       29